UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): NOVEMBER 3, 2006

HEALTH NET, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-12718	95-4288333
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21650 Oxnard Street

Woodland Hills, California 91367

(Address of Principal Executive Offices) (Zip Code)

(818) 676-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2- Financial Information

Item 2.02	Results of Operations and Financial Condition.

On November 3, 2006, Health Net, Inc. (the “Company”) issued a press release announcing its earnings for the quarter ended September 30, 2006. The press release is attached hereto as Exhibit 99.1 and hereby incorporated in this Item 2.02 by reference.

Section 9- Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits

99.1	Press Release dated November 3, 2006 announcing results for the quarter ended September 30, 2006 for Health Net, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 3, 2006

HEALTH NET, INC.

By:	/s/ B. Curtis Westen
B. Curtis Westen
Senior Vice President, General
Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated November 3, 2006 announcing results for the quarter ended September 30, 2006 for Health Net, Inc.